Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Freedom Financial Group, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006, of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2006

/s/ Jerald L. Fenstermaker
Jerald L. Fenstermaker, President and Chief Executive Officer (Principal Executive Officer)

Date: November 10, 2006

/s/ Daniel F. Graham
Daniel F. Graham, Chief Financial Officer (Principal Financial Officer)